EXHIBIT 10.16

AMENDMENT NUMBER 9 TO
TEXAS REGIONAL BANCSHARES, INC.

EMPLOYEE STOCK OWNERSHIP PLAN WITH 401(K) PROVISIONS

     WHEREAS, the Texas Regional Bancshares, Inc. Employee Stock Ownership Plan (with 401(k) provisions) (the "KSOP" or the "Plan") presently provides that the Plan may not distribute the Participant's accrued benefit in any form other than Qualified Joint and Survivor Annuity (or a qualified preretirement survivor annuity) without the consent of the Participant's spouse (or surviving spouse), except where the present value of the nonforfeitable benefit does not exceed $3,500. Effective for plan years beginning after August 5, 1997 Congress increased the limit on involuntary cash outs of joint and survivor annuity benefits to $5,000.

     WHEREAS, the Board of Directors desires to further amend the Plan to comply with the increased involuntary cash out benefits.

     NOW, THEREFORE, it is hereby resolved and agreed that effective as of the Plan Year beginning January 1, 1998, the Plan is hereby amended as follows:

The second sentence in Section 15(c) of the Plan is hereby deleted and substituted therefor by the following language:

      "The Plan may not distribute the Participant's accrued benefit in any form other than Qualified Joint and Survivor Annuity (or a qualified preretirement survivor annuity) without the consent of the Participant's spouse (or surviving spouse), except where the present value of the nonforfeitable benefit does not exceed $5,000."

     FURTHER RESOLVED, that the officers of the Company be, and hereby are, authorized and directed to take any and all actions as may be deemed necessary, appropriate or advisable in accordance with the foregoing.

     EXECUTED June 9, 1998, but effective as herein provided for the Plan Year beginning January 1, 1998.

                         TEXAS REGIONAL BANCSHARES, INC.

                                          By:  /s/ G.E. Roney
                                             ------------------------------
                                             G.E. Roney
                                             Chairman of the Board